                                                                       EXHIBIT A


                       AMERICAN INTERNATIONAL GROUP, INC.

                                    DIRECTORS


M. Bernard Aidinoff                        Sullivan & Cromwell
                                           125 Broad Street
                                           New York, New York 10004

Lloyd M. Bentsen                           2600 Texas Commerce Tower
                                           600 Travis Street, Suite 2600
                                           Houston, Texas  77002

Marshall A. Cohen                          The Molson Companies Limited
                                           40 King Street West
                                           Toronto, Ontario  M5H 3Z5

Barber B. Conable, Jr.                     P.O. Box 218
                                           Alexander, New York  14005

Martin Feldstein                           National Bureau of Economic
                                             Research, Inc.
                                           1050 Massachusetts Avenue
                                           Cambridge, Massachusetts 02138

Leslie L. Gonda                            International Lease Finance
                                             Corporation
                                           1999 Avenue of the Stars
                                           Los Angeles, California  90017

Evan G. Greenberg                          American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York 10270

M.R. Greenberg                             American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

Carla A. Hills                             Hills & Company
                                           1200 19th Street, N.W. - 5th Flr.
                                           Washington, DC  20036

                       AMERICAN INTERNATIONAL GROUP, INC.

Frank Hoenemeyer                           7 Harwood Drive
                                           Madison, New Jersey  07940

Edward E. Matthews                         American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

Dean P. Phypers                            220 Rosebrook Road
                                           New Canaan, Connecticut  06840

John J. Roberts                            American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

Thomas R. Tizzio                           American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

Edmund S. W. Tse                           American International Assurance
                                             Company, Ltd.
                                           1 Stubbs Road
                                           Hong Kong

Honorary Directors

Marion E. Fajen                            5608 N. Waterbury Road
                                           Des Moines, Iowa  50312

Houghton Freeman                           Freeman Foundation
                                           1880 Mountain Road, #14
                                           Stowe, VT  05672

John I. Howell                             Indian Rock Corporation
                                           P.O. Box 2606
                                           Greenwich, Connecticut  06836

                       AMERICAN INTERNATIONAL GROUP, INC.

The Honorable Douglas
  MacArthur, II                            2101 Connecticut Ave., N.W.
                                           Apartment #4
                                           Washington, DC  20008

Edwin A.G. Manton                          American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

Ernest E. Stempel                          American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

K.K. Tse                                   American International Group,
                                             Inc.
                                           70 Pine Street
                                           New York, New York  10270

                       AMERICAN INTERNATIONAL GROUP, INC.

                               EXECUTIVE OFFICERS


M.R. Greenberg                                  70 Pine Street
Chairman and Chief Executive                    New York, New York 10270
  Officer

Thomas R. Tizzio                                70 Pine Street
President                                       New York, New York 10270

Edwin A.G. Manton                               70 Pine Street
Senior Advisor                                  New York, New York 10270

Ernest E. Stempel                               70 Pine Street
Senior Advisor                                  New York, New York 10270

Edward E. Matthews                              70 Pine Street
Vice Chairman - Investments and                 New York, New York 10270
Financial Services

John J. Roberts                                 70 Pine Street
Vice Chairman - External                        New York, New York 10270
  Affairs

Evan G. Greenberg                               70 Pine Street
Executive Vice President                        New York, New York 10270

Robert Sandler                                  70 Pine Street
Executive Vice President and                    New York, New York 10270
  Senior Actuary and Senior
  Claims Officer

Howard Smith                                    70 Pine Street
Executive Vice President, Chief Financial       New York, New York 10270
Officer and Comptroller

Ronald J. Anderson                              1-1-3 Marunouchi, Chiyoda-ku
Senior Vice President                           Tokyo 100, JAPAN

                       AMERICAN INTERNATIONAL GROUP, INC.

Edmund S.W. Tse                                 1 Stubbs Road
Executive Vice President -                      Hong Kong
  Life Insurance

Lawrence W. English                             70 Pine Street
Senior Vice President -                         New York, New York 10270
  Administration

Axel Freudmann                                  72 Wall Street
Senior Vice President -                         New York, New York 10038
  Human Resources

John G. Hughes                                  70 Pine Street
Senior Vice President -                         New York, New York 10270
  Worldwide Claims

Kevin H. Kelley                                 200 State Street
Senior Vice President -                         Boston, MA 02109
  Domestic General

Win J. Neuger                                   70 Pine Street
Senior Vice President - Investments             New York, New York 10270

R. Kendall Nottingham                           1 ALICO Plaza, P.O. Box 667
Senior Vice President -                         Wilmington, DE 19899
  Life Insurance

Robert J. O'Connell                             80 Pine Street
Senior Vice President                           New York, New York 10038

Petros K. Sabatacakis                           70 Pine Street
Senior Vice President -                         New York, New York 10270
  Financial Services

B. Michael Schlenke                             70 Pine Street
Senior Vice President                           New York, New York 10270

                       AMERICAN INTERNATIONAL GROUP, INC.

Martin J. Sullivan                              70 Pine Street
Senior Vice President                           New York, New York 10270

Steven Y.N. Tse                                 70 Pine Street
Senior Vice President                           New York, New York 10270

Hamilton C. Da Silva                            70 Pine Street
Vice President                                  New York, New York 10270

Florence A. Davis                               70 Pine Street
Vice President and General                      New York, New York 10270
  Counsel

William A. Freda                                70 Pine Street
Vice President                                  New York, New York 10270

David M. Hupp                                   70 Pine Street
Vice President                                  New York, New York 10270

L. Oakley Johnson                               70 Pine Street
Vice President - Corporate                      New York, New York 10270
  Affairs

Thomas G. Kaiser                                70 Pine Street
Vice President                                  New York, New York 10270

Jeffrey M. Kestenbaum                           80 Pine Street
Vice President                                  New York, New York 10038

Robert E. Lewis                                 70 Pine Street
Vice President                                  New York, New York 10270

Christian Milton                                99 John Street
Vice President - Reinsurance                    New York, New York 10038

Nicholas A. O'Kulich                            70 Pine Street
Vice President - Life                           New York, New York 10270
  Insurance

                       AMERICAN INTERNATIONAL GROUP, INC.

Douglas Paul                                    70 Pine Street
Vice President - Strategic                      New York, New York 10270
  Planning

Frank Petralito II                              70 Pine Street
Vice President and Director                     New York, New York 10270
  Of Taxes

Theodore Rupley                                 70 Pine Street
Vice President                                  New York, New York 10270

Kathleen E. Shannon                             70 Pine Street
Vice President, Secretary                       New York, New York 10270
  and Associate General
  Counsel

Joseph C. Smetana, Jr.                          70 Pine Street
Vice President                                  New York, New York 10270

Joseph Umansky                                  70 Pine Street
Vice President and Deputy                       New York, New York  10270
  Comptroller

John T. Wooster, Jr.                            72 Wall Street
Vice President -                                New York, New York 10270
  Communications

William N. Dooley                               70 Pine Street
Treasurer                                       New York, New York 10270

                         AMERICAN HOME ASSURANCE COMPANY

                                    DIRECTORS


Michael J. Castelli                             American Home Assurance
                                                Company
                                                99 John Street
                                                New York, New York  10038

Charles Dangelo                                 70 Pine Street
                                                New York, New York 10270

Florence A. Davis                               70 Pine Street
                                                New York, New York 10270

Evan G. Greenberg                               70 Pine Street
                                                New York, New York 10270

M.R. Greenberg                                  American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

John G. Hughes                                  American Home Assurance
                                                Company
                                                70 Pine Street
                                                New York, New York  10270

David M. Hupp                                   American International Companies
                                                70 Pine Street
                                                New York, New York 10270

Edwin A.G. Manton                               American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

Edward E. Matthews                              American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

                         AMERICAN HOME ASSURANCE COMPANY

Christian Milton                                American International Group,
                                                Inc.
                                                99 John Street
                                                New York, New York  10038

Kristian P. Moor                                70 Pine Street
                                                New York, New York 10270

Win J. Neuger                                   70 Pine Street
                                                New York, New York 10270

Takaki Sakai                                    A.I.U. K.K.
                                                P.O. Box 951
                                                Tokyo, Japan

Robert Sandler                                  American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

Michael B. Schlenke                             American Home Assurance
                                                Company
                                                70 Pine Street
                                                New York, New York  10270

Howard I. Smith                                 American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

Thomas R. Tizzio                                American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

                         AMERICAN HOME ASSURANCE COMPANY

                               EXECUTIVE OFFICERS


Thomas R Tizzio                                 70 Pine Street
Chairman of the Board                           New York, New York 10270

Michael B. Schlenke                             70 Pine Street
President and Chief Executive                   New York, New York 10270
  Officer

Frank Douglas                                   70 Pine Street
Senior Vice President and                       New York, New York 10270
  Actuary

John G. Hughes                                  70 Pine Street
Senior Vice President                           New York, New York 10270

Vincent J. Masucci                              777 S. Figueroa Street
                                                18th Floor
                                                Los Angeles, CA 90017

Edward E. Matthews                              70 Pine Street
Senior Vice President                           New York, New York 10270

Timothy P. Mitchell                             70 Pine Street
Executive Vice President                        New York, New York 10270

David M. Hupp                                   70 Pine Street
Senior Vice President                           New York, New York 10270 /9

Charles Schader                                 70 Pine Street
Senior Vice President                           New York, New York 10270

William R. Jacobi                               70 Pine Street
Senior Vice President                           New York, New York 10270

                         AMERICAN HOME ASSURANCE COMPANY

David J. Walsh                                  70 Pine Street
Senior Vice President,                          New York, New York 10270
  General Counsel

Robert Beier                                    99 John Street
Vice President                                  New York, New York 10038

John J. Blumenstock                             99 John Street
Vice President                                  New York, New York 10038

Michael J. Castelli                             99 John Street
Senior Vice President                           New York, New York 10038

Lawrence W. Carlstrom                           520 Pike Street
Vice President                                  Suite 2700
                                                Seattle, WA  98101

John Colona                                     505 Carr Road
Vice President                                  Willmington, DE 19809

Robert K. Conry                                 70 Pine Street
Vice President                                  New York, New York 10270

Brian S. Frisch                                 99 John Street
Vice President                                  New York, New York 10038

Kumar Gursahaney                                99 John Street
Vice President                                  New York, New York 10038

Harold Jacobowitz                               70 Pine Street
Vice President                                  New York, New York 10270

Dee Klock                                       99 John Street
Vice President                                  New York, New York 10038

Gary McMillan                                   145 Wellington Street West
Vice President and Chief                        Toronto, Ontario, Canada M5J 1H8
  Agent in Canada

                         AMERICAN HOME ASSURANCE COMPANY

Robert Meyer                                    200 Liberty Street
Vice President and                              New York, New York 10281
  Assistant Treasurer

Christian Milton                                99 John Street
Vice President - Reinsurance                    New York, New York 10038

Kristian Moor                                   70 Pine Street
Executive Vice President                        New York, New York 10270

David Pinkerton                                 200 Liberty Street
Vice President -                                New York, New York 10281
  Private Investments

John Schumacher                                 70 Pine Street
Senior Vice President                           New York, New York 10270

                              THE STARR FOUNDATION

                         EXECUTIVE OFFICERS & DIRECTORS


M.R. Greenberg                                  70 Pine Street
Director and Chairman                           New York, New York 10270

T.C. Hsu                                        70 Pine Street
Director and President                          New York, New York 10270

Marion Breen                                    70 Pine Street
Director and Vice President                     New York, New York 10270

John J. Roberts                                 70 Pine Street
Director                                        New York, New York 10270

Ernest E. Stempel                               70 Pine Street
Director                                        New York, New York 10270

Houghton Freeman                                70 Pine Street
Director                                        New York, New York 10270

Edwin A.G. Manton                               70 Pine Street
Director                                        New York, New York 10270

Gladys Thomas                                   70 Pine Street
Vice President                                  New York, New York 10270

Frank Tengi                                     70 Pine Street
Treasurer                                       New York, New York 10270

Ida Galler                                      70 Pine Street
Secretary                                       New York, New York 10270

                             C.V. STARR & CO., INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                                70 Pine Street
Director and Senior                             New York, New York 10270
  Vice President

Evan G. Greenberg                               70 Pine Street
Director and Vice                               New York, New York 10270
  President

Maurice R. Greenberg                            70 Pine Street
Director, President and                         New York, New York 10270
  Chief Executive Officer

Edwin A.G. Manton                               70 Pine Street
Director                                        New York, New York 10270

Edward E. Matthews                              70 Pine Street
Director, Senior Vice                           New York, New York 10270
  President and Secretary

John J. Roberts                                 70 Pine Street
Director and Senior                             New York, New York 10270
  Vice President

Robert M. Sandler                               70 Pine Street
Director and Vice                               New York, New York 10270
  President

Howard I. Smith                                 70 Pine Street
Director and Vice President                     New York, New York 10270

Ernest E. Stempel                               70 Pine Street
Director and Senior                             New York, New York 10270
  Vice President

Thomas R. Tizzio                                70 Pine Street
Director and Vice                               New York, New York 10270
  President

                             C.V. STARR & CO., INC.

Edmund Tse                                      No. 1 Stubbs Road
Director and Vice President                     Hong Kong

Stephen Y.N. Tse                                70 Pine Street
Director and Vice President                     New York, New York 10270

Gary Nitzsche                                   70 Pine Street
Treasurer and Comptroller                       New York, New York 10270

                        STARR INTERNATIONAL COMPANY, INC.

                         EXECUTIVE OFFICERS & DIRECTORS


Houghton Freeman                                70 Pine Street
Director                                        New York, New York 10270

Evan G. Greenberg                               70 Pine Street
Director                                        New York, New York 10270

Maurice R. Greenberg                            70 Pine Street
Director and Chairman                           New York, New York 10270
  of the Board

Joseph C.H. Johnson                             P.O. Box 152
Executive Vice President and                    Hamilton, Bermuda
  Treasurer

Edwin A.G. Manton                               70 Pine Street
Director                                        New York, New York 10270

Edward E. Matthews                              70 Pine Street
Director                                        New York, New York 10270

L. Michael Murphy                               P.O. Box 152
Director and Secretary                          Hamilton, Bermuda

John J. Roberts                                 70 Pine Street
Director                                        New York, New York 10270

Robert M. Sandler                               70 Pine Street
Director                                        New York, New York 10270

Ernest E. Stempel                               70 Pine Street
Director and President                          New York, New York 10270

Thomas R. Tizzio                                70 Pine Street
Director                                        New York, New York 10270

Edmund S.W. Tse                                 No. 1 Stubbs Road
Director                                        Hong Kong

                     COMMERCE AND INDUSTRY INSURANCE COMPANY

                                    DIRECTORS


Michael J. Castelli                             American Home Assurance
                                                Company
                                                99 John Street
                                                New York, New York 10038

Florence A. Davis                               Commerce & Industry Insurance
                                                Company
                                                70 Pine Street
                                                New York, New York 10270

M.R. Greenberg                                  American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York 10270

John G. Hughes                                  American Home Assurance
                                                Company
                                                70 Pine Street
                                                New York, New York 10270

David Hupp                                      American Home Assurance
                                                Company
                                                70 Pine Street
                                                New York, New York 10270

Kevin H. Kelley                                 Lexington Insurance Company
                                                200 State Street
                                                Boston, Massachusetts 02109

Edwin A.G. Manton                               American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York 10270

Edward E. Matthews                              American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York 10270

                     COMMERCE AND INDUSTRY INSURANCE COMPANY

Win J. Neuger                                   Commerce & Industry Insurance
                                                  Company
                                                70 Pine Street
                                                New York, New York 10270

Howard I. Smith                                 American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York 10270

Thomas R. Tizzio                                American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York 10270

                     COMMERCE AND INDUSTRY INSURANCE COMPANY

                               EXECUTIVE OFFICERS


Kevin H. Kelley                                 200 State Street
Chairman of the Board                           Boston, MA 20109
  Chief Executive Officer

Joseph L. Boren                                 70 Pine Street
Executive Vice President                        New York, New York 10270

Frank Douglas                                   70 Pine Street
Senior Vice President and                       New York, New York 10270
  Actuary

Edward E. Matthews                              70 Pine Street
Senior Vice President                           New York, New York 10270

David J. Walsh                                  70 Pine Street
Senior Vice President, General                  New York, New York 10270
  Counsel

Vincent J. Masucci                              777 S. Figueroa Street
Senior Vice President                           18th Floor
                                                Los Angeles, CA  90017

Robert Beier                                    99 John Street
Vice President                                  New York, New York 10038

John J. Blumenstock                             99 John Street
Vice President                                  New York, New York 10038

Michael J. Castelli                             99 John Street
Senior Vice President, Treasurer                New York, New York 10038
  and Comptroller

David Hupp                                      70 Pine Street
Senior Vice President                           New York, New York  10270

Brian S. Firsch                                 99 John Street
Vice President                                  New York, New York 10038

                     COMMERCE AND INDUSTRY INSURANCE COMPANY

Kumar Gursahaney                                99 John Street
Vice President                                  New York, New York 10038

Shaun E. Kelly                                  70 Pine Street
Vice President                                  New York, New York 10270

Dee Klock                                       99 John Street
Vice President                                  New York, New York 10038

Robert Meyer                                    200 Liberty Street
Vice President and                              New York, New York 10281
  Assistant Treasurer

Christian Milton                                99 John Street
Vice President                                  New York, New York 10038

Clifford E. Moore                               70 Pine Street
Vice President -                                New York, New York 10270
  Administration

David Pinkerton                                 200 Liberty Street
Vice President - Private                        New York, New York 10281
  Investments

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                                    DIRECTORS


Michael J. Castelli                             American Home Assurance
                                                Company
                                                99 John Street
                                                New York, New York  10038

M.R. Greenberg                                  American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

John G. Hughes                                  American Home Assurance
                                                Company
                                                70 Pine Street
                                                New York, New York  10270

David Hupp                                      American Home Assurance
                                                Company
                                                70 Pine Street
                                                New York, New York  10270

Edwin A.G. Manton                               American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

Edward E. Matthews                              American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

Win J. Neuger                                   The Insurance Company of the
                                                State of Pennsylvania
                                                70 Pine Street
                                                New York, New York 10270

Howard I. Smith                                 American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Theodore Rupley                                 American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

Thomas R. Tizzio                                American International Group,
                                                Inc.
                                                70 Pine Street
                                                New York, New York  10270

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

                               EXECUTIVE OFFICERS


Thomas R. Tizzio                                70 Pine Street
Chairman of the Board                           New York, New York 10270

Theordore Rupley                                70 Pine Street
President                                       New York, New York 10270

Frank Douglas                                   70 Pine Street
Actuary                                         New York, New York 10270

David J. Walsh                                  70 Pine Street
Senior Vice President,                          New York, New York 10270
  General Counsel

Michael J. Castelli                             99 John Street
Senior Vice President, Treasurer and            New York, New York 10038
  Comptroller

Robert Meyer                                    200 Liberty Plaza
Vice President and                              New York, New York 10281
  Assistant Treasurer

Christian Milton                                99 John Street
Vice President                                  New York, New York 10038

David Pinkerton                                 200 Liberty Plaza
Vice President - Private                        New York, New York 10281
  Investments, Assistant
  Treasurer

David M. Hupp                                   70 Pine Street
Senior Vice President                           New York, New York 10270

Vincent J. Masucci                              777 S. Figueroa Street
Senior Vice President                           18th Floor
                                                Los Angeles, CA 90017

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Edward E. Matthews                             70 Pine Street
Senior Vice President                          New York, NY  10270

Marc Timothy Willis                            500 Madison Street
Senior Vice President                          10th Floor
                                               Chicago, Illinois  60606-2511

Robert Beier                                   99 John Street
Vice President                                 New York, NY  10038

John J. Blumenstock                            99 John Street
Vice President                                 New York, NY  10038

Lawrence W. Carlstrom                          National Union Fire Insurance Co.
Vice President                                 520 Pike Street, Suite 2700
                                               Seattle, Washington  98101

John G. Colona                                 505 Carr Road
Vice President                                 Wilmington, Delaware 19809

Robert K. Conry                                70 Pine Street
Vice President                                 New York, NY  10270

Brian S. Frisch                                99 John Street
Vice President                                 New York, NY  10038

Kumar Gursahaney                               99 John Street
Vice President                                 New York, NY  10038

Harold S. Jacobowitz                           70 Pine Street
Vice President                                 New York, New York 10270

Dee R. Klock                                   99 John Street
Vice President                                 New York, NY  10038

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

Michael G. McCarter                             70 Pine Street
Vice President                                  New York, New York 10270

Tobey J. Russ                                   70 Pine Street
Vice President                                  New York, New York 10270